EXHIBIT 99.2

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

The term "acquisition" refers to Steven Madden Ltd.'s ("Madden") acquisition all of the equity interest of privately held Daniel M. Friedman and Associates, Inc. and D.M.F. International Limited (together "Daniel M. Friedman") on February 7, 2006. Founded in 1995, Daniel M. Friedman is a manufacturer and distributor of name fashion handbags and accessories. The acquisition was completed for consideration of $18,148,000 including transaction costs, subject to adjustment including certain earn out provisions based on financial performance through 2010.

The following unaudited pro forma condensed consolidated balance sheets and statements of income as of and for the year ended December 31, 2005 give effect to the acquisition of Daniel M. Friedman after giving effect to the pro forma adjustments. The unaudited pro forma condensed consolidated balance sheet has been derived from the audited balance sheets of Madden and Daniel M. Friedman as of December 31, 2005 as adjusted to give effect to the acquisition as if it occurred on December 31, 2005. The unaudited condensed consolidated pro forma statement of income has been derived from the December 31, 2005 audited statements of income of Madden and Daniel M. Friedman, and gives effect to the consummation of the acquisition as if it had occurred on January 1, 2005.

The pro forma adjustments are based upon available information and certain assumptions that we consider reasonable. The pro forma results of operations are not necessarily indicative of the results of operations that we would have achieved had the acquisition reflected had been consummated on the date indicated or that we will achieve in the future. The unaudited pro forma condensed consolidated balance sheets and statements of income are based on preliminary estimates and assumptions set forth in the accompanying notes. Pro forma adjustments are to reflect the estimated purchase price allocated to the assets and liabilities of Daniel M. Friedman based on preliminary estimated fair values. Pro forma adjustments also reflect amortization expense related to allocated intangibles, the elimination of inter-company transactions, and the taxation of Daniel M. Friedman income as a result of the acquisition.

The pro forma adjustments and allocation of the purchase price are preliminary and are based on our estimates of the fair value of the assets acquired and liabilities assumed. The final purchase price allocation will be completed after asset and liability valuations are finalized. This final valuation will be based on the actual assets and liabilities of Daniel M. Friedman that exist as of the date of the completion of the acquisition. Any final adjustments may materially change the allocation of the purchase price, which could affect the fair value assigned to the assets and liabilities and could result in a significant change to the unaudited pro forma condensed consolidated financial data. Additionally, the purchase agreement for Daniel M. Friedman provides for annual contingent payments through December 31, 2010, based on the performance of the Daniel M. Friedman. The contingent payments, if earned, will be accounted for as additional purchase price and classified as goodwill. The following pro forma financial statements do not include any adjustments for any of these potential contingent payments. In the opinion of management of Madden, all other adjustments necessary to present fairly the following pro forma financial statements have been made.

These pro forma condensed financial statements should be read in conjunction with the notes thereto and the separate historical financial statements and notes thereto of (i) of Daniel M. Friedman, included in this current report on Form 8-K/A and (ii) Madden, included in the 10-K for the year ended December 31, 2005, incorporated by reference herein.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

As of December 31, 2005

(in thousands)                                      Steven         Daniel
                                                    Madden            M.          Pro forma           Pro forma
                                                      Ltd.         Friedman      adjustments         consolidated
                                                  ------------   ------------    ------------        ------------
ASSETS
Current assets:
     Cash and cash equivalents                    $     52,842   $        187    $    (15,500) (a)   $     37,529
     Accounts receivable - net of allowances             3,294          1,344                               4,638
     Due from factor - net of allowances                31,785          3,547                              35,332
     Inventories                                        28,412          3,153                              31,565
     Marketable securities - available for sale         14,092             --                              14,092
     Prepaid expenses and other current assets           2,435            283           1,300  (b)          4,018
     Prepaid taxes                                       2,512             --                               2,512
     Deferred taxes                                      5,600             --                               5,600
                                                  ------------   ------------    ------------        ------------

         Total current assets                          140,972          8,514         (14,200)            135,286

Property and equipment, net                             20,898            293                              21,191
Deferred taxes                                           5,568             --                               5,568
Deposits and other                                         586             62                                 648
Marketable securities - available for sale              42,157             --                              42,157
Goodwill - net                                           1,547             --           3,832  (c)          5,379
Intangibles - net                                           --             --           8,400  (d)          8,400
                                                  ------------   ------------    ------------        ------------

                                                  $    211,728   $      8,869    $     (1,968)       $    218,629
                                                  ============   ============    ============        ============
LIABILITIES
Current liabilities:
     Accounts payable                             $     15,579   $      4,040                        $     19,619
     Accrued expenses                                    7,998          2,350                              10,348
     Accrued incentive compensation                      3,329             --                               3,329
                                                  ------------   ------------    ------------        ------------

         Total current liabilities                      26,906          6,390                              33,296

Deferred rent                                            2,757            511                               3,268
                                                  ------------   ------------    ------------        ------------

                                                        29,663          6,901                              36,564
                                                  ------------   ------------    ------------        ------------

STOCKHOLDERS' EQUITY                                   182,065          1,968          (1,968)            182,065
                                                  ------------   ------------    ------------        ------------

                                                  $    211,728   $      8,869    $     (1,968)       $    218,629
                                                  ============   ============    ============        ============

Pro Forma Condensed Consolidated Statements of Income (Unaudited)

For the year ended December 31, 2005

(in thousands, except per share data)
                                              Steven         Daniel
                                              Madden            M.          Pro forma           Pro forma
                                                Ltd.         Friedman      adjustments         consolidated
                                            ------------   ------------    ------------        ------------
Net sales:                                  $    375,786    $     41,513                        $    417,299

Cost of sales:                                   233,286          27,186            (374) (e)        260,098
                                            ------------    ------------    ------------        ------------

Gross profit                                     142,500          14,327             374             157,201
Commission and licensing fee income - net          7,119              31            (374) (e)          6,776
Operating expenses                              (117,530)        (13,342)         (1,370) (f)       (132,242)
Impairment of goodwill                              (519)             --                                (519)
                                            ------------    ------------    ------------        ------------

Income before other income (expenses) and
     provision for income taxes                   31,570           1,016          (1,370)             31,216

Other income (expenses):
     Interest income                               2,554              --                               2,554
     Interest expense                               (164)             --                                (164)
     Gain (loss) on sale of marketable
     securities                                     (500)             --                                (500)
                                            ------------    ------------    ------------        ------------

Income before provision for income taxes          33,460           1,016          (1,370)             33,106
Provision for income taxes                        14,260             112            (254) (g)         14,118
                                            ------------    ------------    ------------        ------------

Net income                                  $     19,200    $        904    $     (1,116)       $     18,988
                                            ============    ============    ============        ============

Basic income per share                      $       1.43                                        $       1.46
                                            ============                                        ============

Diluted income per share                    $       1.38                                        $       1.36
                                            ============                                        ============
Basic weighted average common shares
outstanding                                       13,408                                              13,408
Effect of dilutive securities - options              537                                                 537
                                            ------------                                        ------------
Diluted weighted average common shares
outstanding                                       13,945                                              13,945
                                            ============                                        ============


    (a) The pro forma adjustment to cash was determined as follows:
             Gross purchase price                                                               $     18,000
             Transaction costs                                                                           500
             Working Capital reserve                                                                  (3,000)
                                                                                                ------------

                                                                                                $     15,500
                                                                                                ============

    (b) The pro forma adjustment to prepaid assets and other current assets:
             Estimated acquisition price adjustment due from shareholder of Daniel M.
             Friedman                                                                           $      1,300
                                                                                                ============


    (c) Goodwill:
             Cash paid for the equity of Daniel M. Friedman                            $     15,500
             Estimated acquisition price adjustment                                          (1,300)
                                                                                       ------------

             Net cash paid                                                                   14,200
                                                                                       ------------

             Assets acquired:
                  Current assets                                                              8,514
                  Other assets                                                                  355
                  Intangibles                                                                 8,400
                  Liabilities assumed                                                        (6,901)
                                                                                       ------------

             Net assets acquired                                                             10,368
                                                                                       ------------

             Goodwill                                                                  $      3,832
                                                                                       ============

    (d) Intangibles - net:
             Estimated trade name                                                      $        200
             Estimated customer relationships                                                 2,600
             Estimated license agreements                                                     5,600
                                                                                       ------------

                                                                                       $      8,400
                                                                                       ============

    (e) Cost of sales, commission and licensing fee:
             Eliminate inter-company licensing transactions                            $        374
                                                                                       ============

    (f) Operating expenses:
             Estimated amortization of acquired intangibles.  An estimated term of 6 years was used for the trade name, 10 years for customer relationships,
             and a weighted average of 5 years for license agreements                  $      1,370
                                                                                       ============

    (g) Provision for income taxes (1):
             Daniel M Friedman income before provision for income taxes                $      1,016
             Estimated amortization of acquired intangibles                                  (1,370)
                                                                                       ------------
             Adjusted income before provision for income taxes                                 (354)
             Income tax provision assuming Daniel M Friedman was taxed at
                    Madden's effective tax rate                                                (142)
             Income tax provided on Daniel M Friedman's statement                               112
                                                                                       ------------
             Adjustment assuming consolidated Company was taxed at Madden's
                    effective tax rate                                                 $       (254)
                                                                                       ============


(1) Historically, Daniel M. Friedman has elected to be treated as an "S" Corporation for federal and state income tax purposes and accordingly, other than the New York City and Pennsylvania corporate income taxes, no provision for such taxes are included in the financial statements. Following the acquisition, Daniel M. Friedman will be subject to taxation as part of the Steven Madden Ltd. consolidated tax returns. The pro forma adjustment reflects the estimated incremental U.S. federal and state income tax provision as if the acquired companies had been subject to taxation under subchapter C of the Internal Revenue Code for the full fiscal year.